Semi-Annual Report

                          (The Jensen Portfolio Logo)

                               SEMI-ANNUAL REPORT
                               November 30, 1998

LETTER FROM THE INVESTMENT ADVISER

JANUARY 5, 1999

Dear Fellow Shareholders:

 Security markets were more volatile during the first half of The Jensen Portfolio's fiscal year than in any other period of its six-year history. In July, the stock market reached an all time high then promptly fell 20 percent in the next six weeks. As it turned out, equities were only a precursor for the currency and fixed income markets. The most dramatic example of the former was the Japanese yen that fell from 147 to 112 to the dollar in a little more than a month. This gave the Japanese economy a respite and currency speculators fits. The bond market held center stage, however, as U.S. Treasuries soared in value. Not knowing why the various markets were destructing caused a massive flight to safety as entire countries and all but the soundest companies found credit windows closed. The source of the disruption turned out to be a hedge fund called Long-Term Capital Management (LTCM). Fortified by a few years of success, this hedge fund was making gigantic bets on borrowed money. As its luck turned increasingly sour, its creditors called for more collateral and LTCM was forced to sell assets -- i.e. equity, fixed income and foreign currency positions to meet the calls. Their situation was dire enough to capture the attention of the Federal Reserve, who helped arrange a bailout by the fund's creditors. The Fed also lowered interest rates twice within three weeks to ease what was becoming an international crisis. To substantiate the claim that markets have no memory, by November-end the crisis was forgotten.

 There is a significant difference between the practices employed by hedge funds and The Jensen Portfolio. The American Heritage Dictionary defines a hedge fund as an investment company that uses high-risk techniques, such as borrowing money and selling short, in an effort to make an extraordinary return. The Jensen Portfolio is prohibited from the use of borrowed funds, selling short or the use of derivatives. The Portfolio's investment strategy is described on page three of its prospectus and is a very restrictive strategy, which we have no desire to change. The restrictions require us to only invest in companies that have reported greater than a 15 percent return on equity for 10 consecutive years and are in a sound financial condition. The purpose of restricting the strategy is to provide owners with the knowledge that they own, albeit indirectly, only companies that meet high standards. If the companies were selected unerringly - a situation to which we aspire - none of the Portfolio's holdings would need to be sold. Similarly, it would dissuade investors from selling Portfolio shares - another condition to which we aspire.

 The use of the words "long term" in Long-Term Capital Management describes an entirely different activity than our use of them in describing our investment strategy. We are regularly looking for convincing arguments of the benefits for holding any given stock as long as it is creating value (as opposed to market timing). One argument involves companies that make a tradition of regularly declaring dividends. Standard & Poor's Stock Guide lists four companies that have not missed a dividend for over two hundred years; 59 companies that have paid a dividend each year of this century; and an additional 144 firms that initiated dividends before 1930 and continued every year since.

 Citing dividend records may seem particularly old-fashioned today when companies only nominally increase them in favor of using cash for the more tax-efficient repurchasing of shares. Dividends, however, are more than symbolic if only to emphasize that corporations have unlimited life. They have transcended wars, changes of governments, competition and the vicissitudes of the marketplace. Some, in Europe, have done so for 500 years. This brought Peter Drucker to say that the first responsibility of management is to assure survival of the enterprise.

 The Portfolio's investment strategy's challenge is to determine if a prospective investment can survive an unknowable future. The elements of corporate survival include having needed products or services, an efficient distribution chain, efficient suppliers, satisfied employees, and - of particular importance - management. Of course, surviving is one thing, increasing shareholder value another. Some 105 companies currently meet our first test of returning 15 percent on equity for 10 consecutive years. (Most of these select companies exceed both requirements.) Using consensus estimates, we forecast each firm's intrinsic value for the forthcoming decade and charge that usually rosy figure with a 10.5 percent cost of capital. The outcome is beneficial in two ways. The first is that if the market value is below our estimated intrinsic value, we believe we are buying a business at a favorable price. The second is that the exercise provides a performance track that we can test as annual and quarterly results are reported.

 Clorox is one of the best examples of our investment strategy. Clorox has provided its shareholders, and fortunately the Portfolio, all the benefits that high returns can provide: the dividend has been increased both substantially and annually; companies in ancillary businesses have been acquired; shares have been repurchased; and a stream of new products and brand extensions have been brought to market.

 Its track record in the Portfolio is also superlative. 9,000 shares of Clorox were first acquired at $28.82 in May, 1995, followed by an additional 3,000 shares the following September at $30.11 (both purchases adjusted for an ensuing two-for-one split). On November 30, 1998, the $350,000 invested was valued at $1,380,000. All that measures an average annual appreciation of 45 percent.

 Clorox was the idea of six investors in 1913 who saw gold in the extensive brine deposits in San Francisco Bay (Their reckoning was inspired; today Clorox enjoys a 70 percent market share in liquid bleaches). In 1957, Clorox was acquired by Proctor & Gamble ("P&G") who was promptly sued by the Federal Trade Commission ("FTC") for restraint of trade in the liquid bleach market. The Supreme Court ruled in favor of the FTC in 1969 when Clorox regained full autonomy.

 The lessons learned at P&G included the advantages of taking more than one product to sell to your customer. After regaining independence, Clorox bought Liquid Plumr; their first of many acquisitions of branded goods. The unlocking of Clorox's undiscovered potential, however, can be credited to Craig Sullivan, a long-time employee elevated to President in 1993. With Mr. Sullivan's stamp upon it, Clorox adopted the Clorox Value Measure (CVM) which charged each operating unit with a cost of capital - quite like The Jensen Portfolio's augmented strategy. In order to put teeth into CVM, employee compensation is based upon Clorox's results, by division, after the capital charge. Also, capital spending is allocated to each division based on their CVM results.

 Of course, results are the test of the pudding. Clorox's dividend has risen from 86 cents a share in 1993 to a current annual rate of $1.44 per share. During the same period of time, it has repurchased over 5,000,000 shares in the open market; Clorox has acquired Armor All and First Brands; and last year alone, Clorox introduced 41 new products and made six acquisitions. We believe Clorox has a good start on becoming one of those 200-year, dividend-paying companies.

 Investing, however, is not about past accomplishments. Looking forward, each company must continually prove its worth in the marketplace. As investment managers, our responsibility is to recognize companies that have the ability to convert their business opportunities into increased value for their shareholders
- just as Clorox has done.

Sincerely,
/s/ Val Jensen

Val Jensen
President, Jensen Investment Management

STATEMENT OF ASSETS & LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)

ASSETS:
Investments, at value (cost $14,021,276)                   $22,855,007
Income receivable                                               13,177
Prepaid expenses                                                   696
                    --------------------------------------------------
                    TOTAL ASSETS                            22,868,880
                                                           -----------
LIABILITIES:
Payable to investment adviser                                    9,225
Payable to directors                                             9,472
Accrued expenses                                                21,527
                    --------------------------------------------------
                    TOTAL LIABILITIES                           40,224
                                                           -----------
NET ASSETS                                                 $22,828,656
                                                           -----------
                                                           -----------

NET ASSETS CONSIST OF:
Capital stock                                              $14,113,850
Unrealized appreciation on
   investments                                               8,833,731
Undistributed net investment income                                833
Undistributed net realized loss                               (119,758)
                    --------------------------------------------------
                    TOTAL NET ASSETS                       $22,828,656
                                                           -----------
                                                           -----------
NET ASSET VALUE PER SHARE, 1,231,851
   SHARES OUTSTANDING (100,000,000 SHARES
   AUTHORIZED, $.001 PAR VALUE)                                 $18.53
                                                                ------
                                                                ------

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1998 (UNAUDITED)

NUMBER OF SHARES                                               MARKET VALUE
----------------                                               ------------
               COMMON STOCK 98.42%
               ADVERTISING 3.28%
      14,000   Omnicom Group Inc.                               $   748,125
                                                                -----------
               BANKS 4.81%
      16,000   State Street Corporation                           1,098,000
                                                                -----------
               BEVERAGES 3.07%
      10,000   The Coca-Cola Company                                700,625
                                                                -----------
               CHEMICAL SPECIALTY  6.72%
      12,500   Nalco Chemical Company                               417,969
      36,000   WD-40 Company                                      1,116,000
                                                                -----------
                                                                  1,533,969
                                                                -----------
               COMPUTER SOFTWARE SERVICES 10.05%
      22,000   Adobe Systems Incorporated                           984,500
      17,000   Automatic Data Processing, Inc.                    1,309,000
                                                                -----------
                                                                  2,293,500
                                                                -----------
               DRUGS 5.22%
       7,700   Merck & Company, Inc.                              1,192,537
                                                                -----------
               ELECTRICAL EQUIPMENT 5.15%
      13,000   General Electric Company                           1,176,500
                                                                -----------
               FOOD PROCESSING  5.11%
      20,000   Sara Lee Corporation                               1,167,500
                                                                -----------
               HOUSEHOLD PRODUCTS 5.84%
      12,000   Clorox Company                                     1,332,750
                                                                -----------
               INDUSTRIAL SERVICES  9.09%
      50,000   Equifax Inc.                                       2,075,000
                                                                -----------
               MACHINERY 3.24%
      15,500   Nordson Corporation                                  740,125
                                                                -----------
               MEDICAL SUPPLIES 14.69%
      36,000   Abbott Laboratories                                1,728,000
      24,000   Medtronic, Inc.                                    1,624,500
                                                                -----------
                                                                  3,352,500
                                                                -----------
               NEWSPAPERS 4.24%
      15,000   Gannett Company, Inc.                                968,438
                                                                -----------
               PRECISION INSTRUMENTS 5.43%
      40,000   Dionex Corporation #<F1>                           1,240,000
                                                                -----------
               RECREATION 3.79%
      25,000   Mattel, Inc.                                         864,062
                                                                -----------
               SEMICONDUCTORS  5.19%
      11,000   Intel Corporation                                  1,183,875
                                                                -----------
               SHOE INDUSTRY 3.50%
      20,000   Nike, Inc. - Class B                                 800,000
                                                                -----------
               Total Common Stock
               (Cost $13,633,775)                                22,467,506
                                                                -----------

PRINCIPAL AMOUNT
----------------
               SHORT-TERM INVESTMENTS 1.70%
               VARIABLE RATE DEMAND NOTES *<F2> 1.70%
  $  259,704   Pitney Bowes, Inc., 4.6448%                          259,704
     127,797   Wisconsin Corporate Central Credit Union,
                 4.7098%                                            127,797
                                                                -----------
               Total Short-Term Investments
               (Cost $387,501)                                      387,501
                                                                -----------
               Total Investments 100.12%
               (Cost $14,021,276)                                22,855,007
                                                                -----------
               Liabilities, Less Other Assets (0.12%)              (26,351)
                                                                -----------
               NET ASSETS 100.00%                               $22,828,656
                                                                -----------
                                                                -----------

#<F1> Non income producing security.
*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate is as of November 30, 1998.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $931)            $ 122,867
Interest                                                        13,937
                                                            ----------
                                                               136,804
                                                            ----------
EXPENSES:
Investment advisory fees                                        51,736
Shareholder servicing and accounting                            16,470
Professional fees                                                8,418
Directors' fees and expenses                                     8,601
Administration fees                                             10,065
Reports to shareholders                                          2,562
Federal and state registration fees                              2,562
Custody fees                                                     2,196
Other                                                              549
                                                            ----------
               Total expenses                                  103,159
                                                            ----------
NET INVESTMENT INCOME                                           33,645
                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                  (16,593)
Change in unrealized appreciation on investments             2,058,042
                                                            ----------
Net gain on investments                                      2,041,449
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $2,075,094
                                                            ----------
                                                            ----------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                     ENDED        YEAR ENDED
                                                 NOV. 30, '98    MAY 31, '98
                                                 -------------   ------------
                                                  (UNAUDITED)
OPERATIONS:
  Net investment income                            $  33,645     $  251,237

  Net realized gain (loss) on
    investment transactions                          (16,593)       592,609

  Change in unrealized appreciation
    on investments                                 2,058,042      1,930,938
                                                 -----------    -----------

  Net increase in net
    assets resulting from
    operations                                     2,075,094      2,774,784
                                                 -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      1,422,060      4,033,672

  Shares issued to holders
    in reinvestment of
    dividends                                         28,818        482,999

  Shares redeemed                                   (552,392)    (1,247,161)
                                                 -----------    -----------
  Net increase                                       898,486      3,269,510
                                                 -----------    -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
  Net investment income                              (45,297)      (250,304)
  Net realized gains                                      --       (404,704)
                                                 -----------    -----------
  Total dividends and
    distributions                                    (45,297)      (655,008)
                                                 -----------    -----------

INCREASE
  IN NET ASSETS                                    2,928,283      5,389,286

NET ASSETS:
  Beginning of year                               19,900,373     14,511,087
                                                 -----------    -----------

  End of year (including
    undistributed net investment
    income of $833 and
    $12,485, respectively)                       $22,828,656    $19,900,373
                                                 -----------    -----------
                                                 -----------    -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                     SIX MONTHS
                                        ENDED          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    NOV. 30, '98      MAY 31, '98    MAY 31, '97    MAY 31, '96    MAY 31, '95    MAY 31, '94
                                    -------------    -------------  -------------   ------------   -----------    ------------
                                     (UNAUDITED)
Per Share Data:
Net asset value,
   beginning of period                  $16.87           $14.78         $12.16          $9.94          $8.80          $9.36

Income from investment
   operations:
   Net investment income                  0.03             0.23           0.10           0.15           0.14           0.13
   Net realized and
      unrealized gains (losses)
      on investments                      1.67             2.46           2.63           2.23           1.15          (0.56)
                                       -------          -------        -------        -------        -------        -------
   Total from investment
      operations                          1.70             2.69           2.73           2.38           1.29          (0.43)
                                       -------          -------        -------        -------        -------        -------
Less distributions:
   Dividends from net
     investment income                   (0.04)           (0.23)         (0.10)         (0.15)         (0.15)         (0.13)
   Distribution in excess of net
     investment income                      --              --           (0.01)         (0.01)            --             --
   From net realized gains                  --            (0.37)            --            --              --             --
                                       -------          -------        -------        -------        -------        -------
                                         (0.04)           (0.60)         (0.11)         (0.16)         (0.15)         (0.13)
                                       -------          -------        -------        -------        -------        -------
Net asset value,
   end of period                        $18.53           $16.87         $14.78         $12.16          $9.94          $8.80
                                       -------          -------        -------        -------        -------        -------
Total return(1)<F3>                      10.09%           18.28%         22.56%         24.14%         14.84%         (4.64)%

Supplemental data and ratios:
   Net assets,
      end of period                $22,828,656     $19,900,373     $14,511,087   $11,257,030      $9,859,630     $8,808,717

   Ratio of expenses to
     average net assets(2)<F4>            1.00%            1.02%          1.32%          1.20%          1.20%          1.13%

   Ratio of net investment
     income to average
       net assets(2)<F4>                  0.32%            1.44%          0.61%          1.23%          1.48%          1.36%

   Portfolio turnover rate               11.42%           20.80%         24.50%         47.93%         11.27%          5.26%

(1)<F3> Not annualized for the six months ended November 30, 1998.
(2)<F4> Annualized for the six months ended November 30, 1998. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997, $30,602 for the year ended May 31, 1996, $50,889 for the year ended May 31, 1995, and $54,481 for the year ended May 31, 1994, the ratio of expenses to average net assets would have been 1.35%, 1.49%, 1.75% and 1.72%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94%, 0.93% and 0.77%, respectively. For the six months ended November 30, 1998 and the year ended May 31, 1998 the ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.


NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the six months ending November 30, 1998. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                      SIX MONTHS
                                         ENDED               YEAR ENDED
                                     NOV. 30, '98           MAY 31, '98
                                     ------------           ------------
Shares sold                              83,524                245,342
Shares issued to holders in
  reinvestment of dividends               1,744                 29,293
Shares redeemed                         (32,858)               (77,187)
                                       --------               --------
Net increase                             52,410                197,448
                                       --------               --------
                                       --------               --------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 1998, were $3,302,285 and $2,289,069, respectively.

At November 30, 1998, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                         $9,413,595
(Depreciation)                         (579,864)
                                     ----------
Net appreciation on
  investments                        $8,833,731
                                     ----------
                                     ----------

At November 30, 1998, the cost of investments for federal income tax purposes was $14,021,276.

At May 31, 1998, the Fund had an accumulated net realized capital loss carryover of $103,165 expiring in 2003. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY ANDOTHER AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

Firstar Bank Milwaukee, N.A. serves as custodian for the Fund. Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

5. EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

       Average Daily Net                                  Annual
      Assets for the Year                             Expense Limit
      -------------------                             -------------
     $100,000 -  $10,000,000                               2.00%
     $10,000,001 - $15,000,000                             1.75%
     $15,000,001 - $25,000,000                             1.50%
     $25,000,001 - $50,000,000                             1.25%
     $50,000,001 - $100,000,000                            1.00%
     $100,000,001 and above                                0.75%

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6. DISTRIBUTIONS

On December 23, 1998 an ordinary income dividend of $0.00743405 per share aggregating $9,142 was declared. The distribution was paid on December 23, 1998 to shareholders of record on December 22, 1998.

END OF NOTES TO THE FINANCIAL STATEMENTS

Effective December 13, 1995, Deloitte & Touche, L.L.P. ("Deloitte") resigned as the Fund's independent accountants. For the years ended May 31, 1994 and 1995, Deloitte expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte prior to their resignation. On December 13, 1995, the Board of Directors of the Fund approved the appointment of Coopers & Lybrand L.L.P (effective July 1, 1998 PricewaterhouseCoopers LLP) as the Fund's independent accountants. The Fund has received a letter from Deloitte addressed to the Securities and Exchange Commission stating that Deloitte agrees with the above statements (other than the statement with respect to the approval of the Board of Directors, as to which Deloitte expresses no knowledge).

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                                               888 SW Fifth Avenue
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